Related parties	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Related parties
Note 18. Related parties
Information relating to repurchases of shares from founders of the Company at no cost for inclusion in treasury stock may be found in Note 13 above.
On January 30th, 2017, the Company issued promissory notes worth $7 million, out of which $6.0 million was issued to two Board Members. The notes carried an interest rate of 5% and were to expire five years from date of issuance. The Company repaid the principal during the year ended December 31, 2020. For the years ended December 31, 2020, and 2019, we incurred interest expense of $0.2 million and $0.3 million, respectively, related to the notes issued to the related parties. In combination with the note, the Company also issued 25,000 shares (on a pre-split basis) of common stocks for every $250,000 of notes purchased by such investors.